                                                                    EXHIBIT 10.1



                                 AMENDMENT NO. 1
                                       TO
                           PURCHASE AND SALE AGREEMENT


         THIS AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT (this "Amendment") dated September 25, 2000, is made by and between III Exploration Company, an Idaho corporation ("Seller"), and Petroglyph Energy, Inc., a Delaware corporation ("Buyer").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Purchase and Sale Agreement dated December 28, 1999 by and between Seller and Buyer, as supplemented by that certain letter agreement dated February 18, 2000 (collectively, the "Agreement"), Seller sold, assigned and conveyed to Buyer, and Buyer purchased and accepted, certain oil and gas properties and related assets located in the States of Utah, Colorado and Wyoming;

         WHEREAS, Seller and Buyer desire to amend the Agreement to accurately reflect the oil and gas properties actually conveyed to Buyer; and

         WHEREAS, Seller and Buyer deem it in their mutual best interests to execute and deliver this Amendment.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, Seller and Buyer do hereby agree as follows:

1. Amendment to Property Exhibits. Exhibit II to the Agreement is amended and restated in its entirety as set forth on Exhibit II to this Amendment.

2.       Purchase Price Adjustment. In consideration for the amendment of
         Exhibit II to the Agreement, Seller shall pay to Buyer the sum of $402,909.85 in immediately available funds by wire transfer to a bank account designated by Buyer.

3. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined shall have the respective meanings assigned to such terms in the Agreement.

4. Counterparts. This Amendment may be executed in counterparts, all of which are identical and all of which constitute one and the same instrument. It shall not be necessary for Buyer and Seller to sign the same counterpart.

5. No Further Modification. Except as expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Agreement shall remain in full force and effect in accordance with their respective terms.

         IN WITNESS WHEREOF, this Agreement is executed by the parties hereto on the date set forth above.


                                            SELLER:

                                            III EXPLORATION COMPANY


                                            By: /s/ William C. Glynn
                                                ---------------------
                                                William C. Glynn
                                                President


                                            BUYER:

                                            PETROGLYPH ENERGY, INC.


                                            By: /s/ Robert C. Murdock
                                                ---------------------
                                                Robert C. Murdock
                                                President

                                   EXHIBIT II

               WELL NAME                       STATE         OPERATOR
               ---------                       -----         --------

   1      Wilkin Ridge 13-23                     ?           Chandler

   2      E. Hunter Mesa 3-11                    CO          Chandler

   3      Antelope Draw #2-17-4C                 UT          Chandler

   4      Antelope Draw #3-17-3C                 UT          Chandler

   5      Desert Springs 16-19-10-1              UT          Chandler

   6      Desert Springs 3-29-10-18              UT          Chandler

   7      Desert Springs Fed 20-1                UT          Chandler

   8      E Coyote Fed 14-4-8-25                 UT          Chandler

   9      Fed 14-4                               UT          Chandler

   10     Flu Knolls Fed 23-3                    UT          Chandler

   11     Glen Bench 2-36                        UT          Chandler

   12     Glen Bench 8-19                        UT          Chandler

   13     Glen Bench Federal #13-20              UT          Chandler

   14     Glen Bench Federal #31-20              UT          Chandler

   15     Glen Bench Federal #31-30              UT          Chandler

   16     Glen Bench State #6-16                 UT          Chandler

   17     Glen Bench State 6-36-8-21             UT          Chandler

   18     Glen Bench State 8A-36-8-21            UT          Chandler

   19     Glen Bench Unit 11-16-8-22             UT          Chandler

   20     Glen Bench Unit 12-36                  UT          Chandler

   21     Glen Bench Unit 15-19-8-22             UT          Chandler

   22     Sage Grouse Fed 6-14                   UT          Chandler

   23     UTD Walton 26-03                       UT          Chandler

   24     W. River Bend 16-17-10-1               UT          Chandler

   25     W. River Bend 3-12-10-15               UT          Chandler

   26     White River Unit 13-35-8-22            UT          Chandler

   27     White River Unit 15-35-8-22            UT          Chandler

   28     WRU #16-9                              UT          Chandler

               WELL NAME                       STATE         OPERATOR
               ---------                       -----         --------
   29     WRU #31-4                              UT          Chandler

   30     WRU #43-16                             UT          Chandler

   31     WRU #45-16                             UT          Chandler

   32     Tribal 36-53                           UT           Coastal

   33     Duncan Fed 33-09                       UT       Coastal/Conoco

   34     Fed 35-05                              UT       Coastal/Conoco

   35     Tribal 36-17                           UT       Coastal/Conoco

   36     Stage Coach 14-34                      UT            Enron

   37     Stage Coach 19-33                      UT            Enron